IFRS 7 Disclosure	6 Months Ended
Apr. 30, 2023
IFRS 7 Disclosure [Abstract]
IFRS 7 Disclosure
MARKET RISK
Market risk capital is calculated using internal models and comprises three components:
(1) Value-at-Risk
(VaR); (2) Stressed VaR; and (3) Incremental Risk Charge (IRC). In addition, the Bank calculates market risk capital using the Standardized approach for a limited number of portfolios.

Calculating VaR
The Bank computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.
GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day
holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.
IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day
holding period.
The following graph discloses daily
one-day
VaR usage and trading net revenue, reported on a TEB, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the quarter ended April 30, 2023, there were 4 days of trading losses and trading net revenue was positive for 94% of the trading days, reflecting normal trading activity. Losses in the quarter did not exceed VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:
•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.
The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements.
To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, IRC, Stress Testing, as well as limits based on the sensitivity to various market risk factors.
Calculating Stressed VaR
In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a periodically reviewed and selected year of stressed market conditions. In the second quarter of 2023, Stressed VaR was calculated using the one-year
period that includes the 2008 financial crisis. Stressed VaR is a part of regulatory capital requirements.
Calculating the Incremental Risk Charge
The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. TD applies a Monte Carlo simulation with a one-year
horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to
positions that are subject to IRC. IRC is a part of regulatory capital requirements.

The following table presents the end of quarter, average, high, and low usage of TD’s portfolio metrics.

TABLE 29:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	For the three months ended							For the six months ended
	April 30 2023					January 31 2023	April 30 2022	April 30 2023	April 30 2022
	As at	Average	High		Low	Average	Average	Average	Average
Interest rate risk	$21.7	$28.6	$44.2		$16.5	$24.1	$22.5	$26.3	$20.0
Credit spread risk	35.0	31.8	41.9		22.5	29.2	20.0	30.5	16.0
Equity risk	10.4	11.4	15.8		8.9	10.6	13.8	11.0	12.5
Foreign exchange risk	2.5	4.4	7.1		1.7	4.8	1.4	4.6	1.3
Commodity risk	2.9	3.6	5.4		2.3	8.1	4.5	5.9	4.7
Idiosyncratic debt specific risk	28.0	36.0	48.5		28.0	38.9	31.1	37.5	26.7

Diversification effect 1	(59.2)	(65.9)	n/m	2	n/m	(62.7)	(54.9)	(64.4)	(47.7)

Total Value-at-Risk (one-day)	41.3	49.9	66.7		39.7	53.0	38.4	51.4	33.5

Stressed Value-at-Risk (one-day)	48.0	51.2	60.9		42.1	61.4	81.1	56.3	75.2
Incremental Risk Capital Charge (one-year)	$136.3	$147.1	$165.7		$129.0	$139.1	$289.3	$143.1	$307.8

1	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
2	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Average VaR decreased quarter-over-quarter, however increased year-over-year due to interest rate increases and credit spread widening in 2022, reflected in the historical VaR window. Average Stressed VaR decreased compared to both last quarter and same quarter last year due to changes in interest rate risk.
Average IRC decreased year-over-year due to changes in bond positions.
Validation of VaR Model
The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to ensure that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year
horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.
Structural
(Non-Trading)
Interest Rate Risk
The Bank’s structural interest rate risk arises from traditional personal and commercial banking activity and is generally the result of mismatches between the maturities and repricing dates of the Bank’s assets and liabilities. The measurement of interest rate risk in the banking book does not include exposures from TD’s Wholesale Banking or Insurance businesses.
The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).
The EVE Sensitivity measures the impact of a specified interest rate shock to the change in the net present value of the Bank’s banking book assets, liabilities, and certain off-balance
sheet items. It reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity and excludes product margins.
The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance
sheet items assuming a constant balance sheet over the period.
The Bank’s Market Risk policy sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee. In addition to the Board policy limits, book-level risk limits are set for the Bank’s management of non-trading
interest rate risk by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the Asset/Liability and Capital Committee (ALCO) and the Risk Committee.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 bps
in
crease or decrease in interest rates on the EVE and NIIS measures. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of
-25
bps.

TABLE 30:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)									As at
	April 30, 2023						January 31, 2023		October 31, 2022
	EVE Sensitivity			NII Sensitivity 1,2			EVE Sensitivity	NII Sensitivity 1,2	EVE Sensitivity	NII Sensitivity 1
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$(215)	$(1,467)	$(1,682)	$433	$352	$785	$(1,610)	$1,135	$(1,496)	$1,213

100 bps decrease in rates	70	1,036	1,106	(475)	(435)	(910)	1,056	(1,216)	1,102	(1,381)

1	Represents the twelve-month net interest income (NII) exposure to an immediate and sustained shock in rates.
2
Results
are presented inclusive of the interest rate swaps de-designated from hedge accounting relationships to mitigate the impacts of interest rate volatility to closing capital of the First Horizon acquisition. Since these swaps were pre-existing hedges which economically hedge the Bank’s non-trading market risk, their inclusion had no impact on the quarter-over-quarter results. This strategy was discontinued following the announcement on May 4, 2023 by the bank and First Horizon that they had entered into a mutual agreement to terminate the previously announced merger agreement.

As at April 30, 2023, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $1,682 million, an increase of $72 million from last quarter, and a positive impact to the Bank’s NII of $785 million, a decrease of $350 million from last quarter. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $1,106 million, an increase of $50 million from last quarter, and a negative impact to the Bank’s NII of $910 million, a decrease of $306 million from last quarter. The quarter-over-quarter increase in up shock EVE is primarily due to a small increase in the duration of assets supported by equity. The quarter-over-quarter decrease in NII Sensitivity is primarily due to deposit attrition and changes in deposit composition.
Liquidity Risk
Liquidity risk is the risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed
price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support, or the need to pledge additional collateral.
TD’S LIQUIDITY RISK APPETITE
The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a
90-day
survival horizon under a combined bank-specific and market-wide stress scenario, and a minimum buffer over regulatory requirements prescribed by OSFI’s Liquidity Adequacy Requirements (LAR) guidelines. Under the LAR guidelines, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and to maintain a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.
LIQUIDITY RISK MANAGEMENT RESPONSIBILITY
The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The Global Liquidity & Funding Committee, a subcommittee of the ALCO comprised of senior management from Treasury, Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the SET member responsible for Treasury, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually
and the related policies annually.
The Bank has established TD Group US Holding LLC (TDGUS) as TD’s U.S. Intermediate Holding Company (IHC), as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.
The Bank’s liquidity risk appetite and liquidity risk management approach have not substantially changed from that described in the Bank’s 2022 Annual Report. For a complete discussion of liquidity risk, refer to the “Liquidity Risk” section in the Bank’s 2022 Annual Report.
Liquid assets
The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given its underlying high credit quality and demonstrated liquidity.
Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the
Bank’s insurance businesses as these are used to support insurance-specific liabilities and capital requirements.

TABLE 31:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY
1,2

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
	April 30, 2023
Cash and central bank reserves	$36,133	$–	$36,133	4%	$486	$35,647
Canadian government obligations	18,540	89,937	108,477	12	58,653	49,824
National Housing Act Mortgage-Backed Securities (NHA MBS)	39,029	2	39,031	5	1,124	37,907
Obligations of provincial governments, public sector entities and multilateral development banks 3	40,739	25,229	65,968	8	35,382	30,586
Corporate issuer obligations	14,547	4,953	19,500	2	5,112	14,388

Equities	14,810	6,092	20,902	2	13,633	7,269
Total Canadian dollar-denominated	163,798	126,213	290,011	33	114,390	175,621
Cash and central bank reserves	65,618	–	65,618	8	454	65,164
U.S. government obligations	87,377	56,912	144,289	16	50,587	93,702
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	86,951	9,142	96,093	11	21,779	74,314
Obligations of other sovereigns, public sector entities and multilateral development banks 3	65,521	48,837	114,358	13	47,673	66,685
Corporate issuer obligations	85,727	6,768	92,495	10	12,994	79,501

Equities	42,601	37,553	80,154	9	45,101	35,053
Total non-Canadian dollar-denominated	433,795	159,212	593,007	67	178,588	414,419
Total	$597,593	$285,425	$883,018	100%	$292,978	$590,040

		October 31, 2022
Cash and central bank reserves	$48,965	$–	$48,965	6%	$628	$48,337
Canadian government obligations	17,133	88,511	105,644	12	68,175	37,469
NHA MBS	28,650	157	28,807	3	1,161	27,646
Obligations of provincial governments, public sector entities and multilateral development banks 3	38,099	23,907	62,006	7	33,364	28,642
Corporate issuer obligations	11,657	4,935	16,592	2	3,659	12,933

Equities	12,746	4,602	17,348	2	13,497	3,851
Total Canadian dollar-denominated	157,250	122,112	279,362	32	120,484	158,878
Cash and central bank reserves	84,777	–	84,777	10	–	84,777
U.S. government obligations	86,611	54,614	141,225	16	47,518	93,707
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	92,793	7,924	100,717	11	21,660	79,057
Obligations of other sovereigns, public sector entities and multilateral development banks 3	66,278	53,515	119,793	14	48,079	71,714
Corporate issuer obligations	96,971	4,620	101,591	11	11,378	90,213

Equities	25,665	32,006	57,671	6	42,347	15,324
Total non-Canadian dollar-denominated	453,095	152,679	605,774	68	170,982	434,792
Total	$610,345	$274,791	$885,136	100%	$291,466	$593,670

1	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.
2	Positions stated include gross asset values pertaining to securities financing transactions.
3	Includes debt obligations issued or guaranteed by these entities.
Unencumbered liquid assets held in The Toronto-Dominion Bank and multiple domestic
and
foreign subsidiaries (excluding insurance subsidiaries) and branches are summarized in the following table.

TABLE 32:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	April 30 2023	October 31 2022
The Toronto-Dominion Bank (Parent)	$236,157	$207,177
Bank subsidiaries	317,694	330,063

Foreign branches	36,189	56,430
Total	$590,040	$593,670
FUNDING
The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with liquidity risk
management policies that require assets be funded to the appropriate term and to a prudent diversification profile.
The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and Schwab sweep deposits (collectively, “P&C deposits”) that make up approximately

70
% of the Bank’s total funding.

TABLE 40:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)	As at
	April 30 2023	October 31 2022
P&C deposits – Canadian	$518,589	$525,294

P&C deposits – U.S. 1	443,215	493,223
Total	$961,804	$1,018,517
1	P&C deposits in U.S. are presented on a Canadian equivalent basis and therefore period-over-period movements reflect both underlying growth and changes in the foreign exchange rate.
WHOLESALE FUNDING
The Bank maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank raises term funding through Senior Notes, NHA MBS, and notes backed by credit card receivables (Evergreen Credit Card Trust) and home equity lines of credit (Genesis Trust II). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year or less) funding using certificates of deposit, commercial paper, and bankers’ acceptances.

The Bank maintains depositor concentration limits in respect of short-term wholesale deposits so
that it is not overly reliant on individual depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate refinancing risk during a stress event.

MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND
OFF-BALANCE
SHEET COMMITMENTS
The following table summarizes
on-balance
sheet and
off-balance
sheet categories by remaining contractual maturity.
Off-balance
sheet commitments include contractual obligations to make future payments on certain lease-related commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.
The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity
deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading
assets including personal and business term loans and the stable balance of revolving lines of credit. Additionally, the Bank issues long-term funding in respect of such non-trading
assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE
43
: REMAINING CONTRACTUAL
MATURITY

(millions of Canadian dollars)	As at
	April 30, 2023
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$6,874	$–	$–	$–	$–	$–	$–	$–	$–	$6,874
Interest-bearing deposits with banks	101,821	323	–	–	–	–	–	–	1,180	103,324
Trading loans, securities, and other 1	3,713	6,071	5,491	2,060	4,318	10,759	28,230	25,188	71,709	157,539
Non-trading financial assets at fair value through profit or loss	42	473	–	221	400	2,643	1,583	1,758	1,426	8,546
Derivatives	8,503	8,540	5,881	4,719	2,397	9,001	21,248	14,923	–	75,212
Financial assets designated at fair value through profit or loss	325	175	415	336	217	1,051	1,402	1,316	–	5,237
Financial assets at fair value through other comprehensive income	1,457	3,552	2,257	1,081	1,023	8,967	18,568	32,478	4,626	74,009
Debt securities at amortized cost, net of allowance for credit losses	1,670	13,331	4,747	4,642	4,014	31,417	113,072	158,000	(2)	330,891
Securities purchased under reverse repurchase agreements 2	135,925	28,990	20,786	7,161	3,750	263	1,151	50	–	198,076
Loans
Residential mortgages	884	5,401	8,414	5,375	6,113	52,185	171,141	50,742	–	300,255
Consumer instalment and other personal	1,056	2,355	2,985	2,427	4,072	26,346	81,980	30,990	55,399	207,610
Credit card	–	–	–	–	–	–	–	–	36,508	36,508

Business and government	35,283	9,395	13,834	11,414	13,062	40,400	96,397	67,499	24,605	311,889

Total loans	37,223	17,151	25,233	19,216	23,247	118,931	349,518	149,231	116,512	856,262

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,644)	(6,644)

Loans, net of allowance for loan losses	37,223	17,151	25,233	19,216	23,247	118,931	349,518	149,231	109,868	849,618
Customers’ liability under acceptances	13,996	5,554	8	–	–	–	–	–	–	19,558
Investment in Schwab	–	–	–	–	–	–	–	–	9,119	9,119
Goodwill 3	–	–	–	–	–	–	–	–	18,183	18,183
Other intangibles 3	–	–	–	–	–	–	–	–	2,715	2,715
Land, buildings, equipment, and other depreciable assets 3	–	7	8	12	8	62	568	3,278	5,421	9,364
Deferred tax assets	–	–	–	–	–	–	–	–	3,065	3,065
Amounts receivable from brokers, dealers, and clients	28,036	–	–	–	–	–	–	–	–	28,036

Other assets	8,235	1,568	770	754	3,772	90	148	80	11,669	27,086
Total assets	$347,820	$85,735	$65,596	$40,202	$43,146	$183,184	$535,488	$386,302	$238,979	$1,926,452

Liabilities
Trading deposits	$1,172	$1,679	$4,466	$2,121	$2,698	$6,337	$5,090	$1,514	$–	$25,077
Derivatives	8,158	9,002	4,694	3,912	2,405	6,823	13,780	14,932	–	63,706
Securitization liabilities at fair value	–	463	903	463	345	2,586	4,886	3,186	–	12,832
Financial liabilities designated at fair value through profit or loss	48,253	39,342	54,604	38,667	19,917	83	94	–	101	201,061
Deposits 4,5
Personal	5,300	9,311	11,352	18,966	17,197	14,846	18,648	23	533,224	628,867
Banks	25,393	5,540	41	6,120	–	–	4	13	12,172	49,283

Business and government	24,173	25,110	8,824	5,103	19,908	22,255	71,374	18,488	315,985	511,220

Total deposits	54,866	39,961	20,217	30,189	37,105	37,101	90,026	18,524	861,381	1,189,370
Acceptances	13,996	5,554	8	–	–	–	–	–	–	19,558
Obligations related to securities sold short 1	980	3,500	1,516	1,597	1,515	5,703	16,846	13,961	3,179	48,797
Obligations related to securities sold under repurchase agreements 2	132,472	9,699	2,844	1,719	75	129	15	6	–	146,959
Securitization liabilities at amortized cost	–	606	1,800	527	355	3,431	5,047	2,990	–	14,756
Amounts payable to brokers, dealers, and clients	26,783	–	–	–	–	–	–	–	–	26,783
Insurance-related liabilities	142	276	414	414	454	927	1,476	692	2,500	7,295
Other liabilities	13,792	7,472	3,955	3,404	613	1,807	1,795	4,302	5,638	42,778

Subordinated notes and debentures	–	–	–	–	–	–	200	11,166	–	11,366

Equity	–	–	–	–	–	–	–	–	116,114	116,114
Total liabilities and equity	$300,614	$117,554	$95,421	$83,013	$65,482	$64,927	$139,255	$71,273	$988,913	$1,926,452
Off-balance sheet commitments
Credit and liquidity commitments 6,7	$24,070	$36,814	$23,582	$18,219	$19,710	$45,282	$154,360	$5,485	$1,452	$328,974
Other commitments 8	163	157	222	349	177	647	1,355	317	75	3,462

Unconsolidated structured entity commitments	–	311	–	1,019	297	534	–	–	–	2,161
Total off-balance sheet commitments	$24,233	$37,282	$23,804	$19,587	$20,184	$46,463	$155,715	$5,802	$1,527	$334,597

1	Amount has been recorded according to the remaining contractual maturity of the underlying security.
2	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3	Certain non-financial assets have been recorded as having ‘no specific maturity’.
4	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
5
Includes $39 billion of covered bonds with remaining contractual maturities of $1 billion in ‘less than 1 month’, $1 billion in ‘1 to 3 months’, $6 billion in ‘over 9 months to 1 year’, $
2

billion in ‘over 1 to 2 years’, $27 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

6	Includes $546 million in commitments to extend credit to private equity investments.
7	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
8	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.

TABLE
43
:  REMAINING CONTRACTUAL MATURITY
(
continued
)

(millions of Canadian dollars)	As at
	October 31, 2022
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total
Assets
Cash and due from banks	$8,556	$–	$–	$–	$–	$–	$–	$–	$–	$8,556
Interest-bearing deposits with banks	135,855	197	143	–	–	–	–	–	1,099	137,294
Trading loans, securities, and other 1	4,601	4,876	5,310	4,477	4,055	12,910	23,057	23,051	61,389	143,726
Non-trading financial assets at fair value through profit or loss	111	–	222	685	–	4,071	2,475	2,133	1,249	10,946
Derivatives	14,436	16,306	7,870	5,155	4,575	10,622	26,319	18,590	–	103,873
Financial assets designated at fair value through profit or loss	229	777	235	391	243	610	1,345	1,209	–	5,039
Financial assets at fair value through other comprehensive income	2,117	2,401	1,531	3,367	1,712	6,415	20,091	28,721	3,320	69,675
Debt securities at amortized cost, net of allowance for credit losses	2,333	3,607	7,082	14,706	4,678	29,069	106,919	174,381	(1)	342,774
Securities purchased under reverse repurchase agreements 2	113,845	15,050	17,977	9,745	3,240	310	–	–	–	160,167
Loans
Residential mortgages	672	2,327	5,585	9,122	9,115	34,909	181,763	50,431	–	293,924
Consumer instalment and other personal	543	1,027	2,480	4,002	3,430	19,635	88,071	30,056	56,908	206,152
Credit card	–	–	–	–	–	–	–	–	36,010	36,010

Business and government	33,836	7,398	10,693	10,854	14,245	33,366	89,367	68,078	33,552	301,389

Total loans	35,051	10,752	18,758	23,978	26,790	87,910	359,201	148,565	126,470	837,475

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,432)	(6,432)

Loans, net of allowance for loan losses	35,051	10,752	18,758	23,978	26,790	87,910	359,201	148,565	120,038	831,043
Customers’ liability under acceptances	16,002	3,712	16	3	–	–	–	–	–	19,733
Investment in Schwab	–	–	–	–	–	–	–	–	8,088	8,088
Goodwill 3	–	–	–	–	–	–	–	–	17,656	17,656
Other intangibles 3	–	–	–	–	–	–	–	–	2,303	2,303
Land, buildings, equipment, and other depreciable assets 3	–	–	2	2	2	36	525	3,462	5,371	9,400
Deferred tax assets	–	–	–	–	–	–	–	–	2,193	2,193
Amounts receivable from brokers, dealers, and clients	19,719	41	–	–	–	–	–	–	–	19,760

Other assets	4,726	1,262	6,537	232	274	74	57	72	12,068	25,302
Total assets	$357,581	$58,981	$65,683	$62,741	$45,569	$152,027	$539,989	$400,184	$234,773	$1,917,528
Liabilities
Trading deposits	$4,038	$2,227	$4,390	$1,740	$1,758	$4,181	$4,136	$1,335	$–	$23,805
Derivatives	12,560	16,189	8,764	5,230	3,531	9,413	18,116	17,330	–	91,133
Securitization liabilities at fair value	36	1,245	216	447	899	2,357	4,675	2,737	–	12,612
Financial liabilities designated at fair value through profit or loss	18,718	21,893	52,501	45,442	23,331	805	96	–	–	162,786
Deposits 4,5
Personal	4,551	6,872	10,173	10,394	11,801	12,801	13,038	31	591,177	660,838
Banks	22,153	453	51	–	13	–	3	3	15,587	38,263

Business and government	34,236	17,779	10,095	17,173	8,234	26,060	63,392	13,167	340,733	530,869

Total deposits	60,940	25,104	20,319	27,567	20,048	38,861	76,433	13,201	947,497	1,229,970
Acceptances	16,002	3,712	16	3	–	–	–	–	–	19,733
Obligations related to securities sold short 1	1,418	2,125	1,611	1,257	1,312	6,691	15,015	13,146	2,930	45,505
Obligations related to securities sold under repurchase agreements 2	118,278	6,553	2,382	545	188	78	–	–	–	128,024
Securitization liabilities at amortized cost	–	595	390	609	1,812	2,724	5,730	3,212	–	15,072
Amounts payable to brokers, dealers, and clients	25,155	40	–	–	–	–	–	–	–	25,195
Insurance-related liabilities	146	296	439	439	481	947	1,482	645	2,593	7,468
Other liabilities	14,587	2,417	2,006	1,050	761	1,725	1,136	4,660	5,210	33,552

Subordinated notes and debentures	–	–	–	–	–	–	200	11,090	–	11,290
Equity	–	–	–	–	–	–	–	–	111,383	111,383
Total liabilities and equity	$271,878	$82,396	$93,034	$84,329	$54,121	$67,782	$127,019	$67,356	$1,069,613	$1,917,528
Off-balance sheet commitments
Credit and liquidity commitments 6,7	$19,249	$22,494	$22,536	$19,326	$18,060	$41,357	$140,699	$4,882	$1,461	$290,064
Other commitments 8	87	208	177	234	205	549	1,316	365	7	3,148

Unconsolidated structured entity commitments	–	126	18	204	–	1,233	510	–	–	2,091
Total off-balance sheet commitments	$19,336	$22,828	$22,731	$19,764	$18,265	$43,139	$142,525	$5,247	$1,468	$295,303

1	Amount has been recorded according to the remaining contractual maturity of the underlying security.
2	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3	Certain non-financial assets have been recorded as having ‘no specific maturity’.
4	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
5
Includes $34 billion of covered bonds with remaining contractual maturities of $2 billion in 1 to 3 months, $5 billion in ‘over 3 months to 6 months’, $1 billion in ‘over 6 months to 9 months’, $5 billion in ‘over 1 to 2 years’, and $21 billion in ‘over 2 to 5 years’.

6	Includes $502 million in commitments to extend credit to private equity investments.
7	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
8	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.